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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 1, 2005
                                                         ----------------

                                VECTOR GROUP LTD.
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             (Exact Name of Registrant as Specified in Its Charter)


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                   DELAWARE                                       1-5759                                  65-0949535
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
(State or Other Jurisdiction of Incorporation)           (Commission File Number)            (I.R.S. Employer Identification No.)


   100 S.E. SECOND STREET, MIAMI, FLORIDA                                                                  33131
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  (Address of Principal Executive Offices)                                                               (Zip Code)

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                                 (305) 579-8000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

                  See Item 3.02, which is incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

                  As previously disclosed, on November 18, 2004, Vector Group Ltd. (the "Company") completed the sale of $65.5 million of its 5% Variable Interest Senior Convertible Notes due 2011 (the "Notes") to qualified institutional buyers in accordance with Rule 144A of the Securities Act of 1933, as amended. Under the terms of the sale, the initial buyers of the Notes received the right, for a 120-day period ending on March 18, 2005, to purchase an additional $16.375 million of the Notes.

                  On February 1, 2005, one of the initial buyers of the Notes exercised its right to purchase $2 million principal amount of additional Notes. As of that date, after giving effect to prior exercises of such rights, the remaining initial buyers have the right to purchase, up to March 18, 2005, approximately an additional $11.563 million principal amount of the Notes.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VECTOR GROUP LTD.

                                 By: /s/ JOSELYNN D. VAN SICLEN
                                     ------------------------------------
                                     Joselynn D. Van Siclen
                                     Vice President and Chief Financial Officer

Date: February 1, 2005




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